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                                                                    EXHIBIT 10.1


                    FIRST AMENDMENT TO AMENDED AND RESTATED
                                TRUST AGREEMENT


     This is the First Amendment to the Amended and Restated Trust Agreement (the "Trust Agreement"), dated the 13th day of April, 1993, by and between CALMAT CO., a Delaware corporation ("Company"), and WACHOVIA BANK AND TRUST COMPANY ("Trustee").

     WHEREAS, Item (c) of Section 5, Investment Authority, of the Trust
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Agreement provides that the investment policy established in said Section may be modified at any time by the written agreement of Trustee and Company, with the express written consent of Participants.

     WHEREAS, Company and Trustee, with the consent of Participants, wish to amend Item (a) of Section 5 of the Trust Agreement to modify the investment policy established therein.

     NOW, THEREFORE, The parties do hereby agree that Section 5, Investment
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Authority, Item (a), shall be amended in its entirety to read as follows:
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          "SECTION 5.  Investment Authority.  (a)  Subject to the other
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     provisions of this Trust Agreement, the assets of the Trust shall be prudently invested and managed with the purpose of preserving the principal of the Trust and earning interest and other income thereon in a manner consistent with the objectives of trusts of like character and aims. For this purpose, the Trust shall be invested as follows:

          "FIXED INCOME INSTRUMENTS

          "Subject to limitations noted below, the trust fund shall be fully invested in fixed income instruments comprised of U.S.
     Treasuries and Agencies and U.S. Corporate bonds.

           "Short-term instruments, subject to limitations noted
     below, can include U.S. Treasury and Agency instruments,
     Certificates of Deposit of U.S. banks, Commercial Paper, and U.S. Money Market Funds.
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          "QUALITY

          "High quality issues (long-term credit rating of A/A2 or better by Standard and Poor's ["S&P"] and Moody's Investors' Service ["Moody's"], respectively) should be emphasized with a minimum quality rating of A/A2 at purchase and shall not at the time of purchase be on CreditWatch for Possible Downgrade by S&P or under review for possible downgrade by Moody's.

          "For commercial paper, high quality issues (short term credit rating of A1 or better by S&P or P1 or better by Moody's) should be emphasized with a minimum S&P/Moody's credit rating of A1/P1 at purchase and shall not at the time of purchase be on CreditWatch for Possible Downgrade by S&P or under review for possible downgrade by Moody's.

          "Certificates of deposit issued by a nationally or state-chartered bank or savings association or federal association or a state or federal credit union or by a state-licensed branch of a foreign bank are permissible, provided that the S&P/Moody's long-term debt rating of that institution is at least A/A2. In addition, the institution issuing the certificate of deposit must have assets in excess of U.S. $10 billion."

     The effective date of this Amendment shall be August 1, 1996.

CALMAT CO.                                        WACHOVIA BANK AND TRUST
                                                  COMPANY


By: /s/ Paul Stanford                        By:  /s/ Beverley H.Wood
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Name:  Paul Stanford                         Name: Beverley H. Wood
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Title: Executive Vice President -            Title: Senior Vice President
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       Administration, General Counsel
       and Secretary

     I, A. Frederick Gerstell, sole participant, hereby consent to this First Amendment to Amended and Restated Trust Agreement this 1st day of August, 1996.



                                              /s/ A. Frederick Gerstell
                                              -------------------------
                                               A. Frederick Gerstell